                                                                   EXHIBIT 18(a)

                            MORGAN STANLEY FUND, INC.
                         RULE 18f-3 MULTIPLE CLASS PLAN
                                       FOR
                               CLASSES A, B AND C

               Adopted March 7, 1995 and Amended December 12, 1996

I.  INTRODUCTION.

     A.   AUTHORITY.  Pursuant to Rule 18f-3 (that became effective on April 1,
1995) under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multiple Class Plan (the "Plan") has been adopted by the Board of Directors (the "Board") of the Morgan Stanley Fund, Inc. (the "Fund"), including a majority of the Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Directors").

     B. HISTORY. Pursuant to an exemptive order dated December 29, 1992, obtained by, and applicable to, the Fund (Inv. Co. Act Release No. IC-19189) (the "Order"), the Fund created a multiple class distribution arrangement for two classes of shares of the common stock of each of the investment series funds (each, a "Series") of the Fund, except the Morgan Stanley Money Market Fund, the Morgan Stanley Government Obligations Money Market Fund and the Morgan Stanley Tax-Free Money Market Fund (the "Money Funds"), which have only one class. The initial two classes of each Series except the Money Funds (the "Non-Money Funds") were named the Class A Shares and Class B Shares. Effective on May 1, 1995, the Fund renamed its Class B Shares as Class C Shares and created a third class of shares of each of the Non-Money Funds, named the Class B Shares. Effective March 7, 1995, the Fund elected to rely on Rule 18f-3 rather than the Order, as permitted by Rule 18f-3, subject to certain conditions. Effective on August 1, 1995 the offering of the new Class B shares and the continued offering of the Class A and Class C shares (formerly named Class B shares) commenced.

     C. ADOPTION OF PLAN; AMENDMENT OF PLAN; AND PERIODIC REVIEW. Pursuant to Rule 18f-3, the Fund is required to create a written plan specifying all of the differences among the Fund's classes, including shareholder services, distribution arrangements, expense allocations, and any related conversion features or exchange options. The Board has created the Plan to meet this requirement. The Board, including a majority of the Independent Directors, must periodically review the Plan for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class of any Series covered by the Plan. Before any material amendment of the Plan, the Fund is required to obtain a finding by a majority of the Board, and a majority of the Independent Directors, that the Plan as proposed to be amended, including the expense allocations, is in the best interests of each class individually and the Fund as a whole.

II.  ATTRIBUTES OF SHARE CLASSES

     A. The rights of each existing class of the Fund are not being changed hereby, and the rights, obligations and features of each of the classes shall be as set forth in the Fund's Articles of Incorporation and Bylaws, as each such document is amended or restated to date, the resolutions that are adopted with respect to the classes of the Fund and that are adopted pursuant to the Plan to date, and related materials of the Board, as set forth in Exhibit A hereto.


     B. With respect to any class of shares of a Series, the following requirements shall apply. Each share of a particular Series must represent an equal PRO RATA interest in the Series and must have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that (i) each class must have a different class designation (e.g., Class A, Class B, Class C, etc.); (ii) each class of shares must separately bear any distribution expenses in connection with the plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") for such class (and any other costs relating to obtaining shareholder approval of the Rule 12b-1 Plan for such class, or an amendment of such plan) and must separately bear any expenses associated with any non-Rule 12b-1 Plan service payments ("service fees") that are made under any servicing agreement entered into with respect to that class; (iii) holders of the shares of the class shall have exclusive voting rights regarding the Rule 12b-1 Plan relating to such class (e.g., the adoption, amendment or termination of a Rule 12b-1 Plan), regarding the servicing agreements relating to such class and regarding any matter submitted to shareholders in which the interests of that class differ from the interests of any other class; (iv) each new class of shares may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operation that are directly attributable to such class ("Class Expenses")(1); and (v) each class may have conversion features

--------------------------------
(1) Class Expenses are limited to any or all of the following:
(i) transfer agent fees identified as being attributable to a specific class of shares, (ii) stationery, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class, (iii) Blue Sky unique to such class, permitting conversion of shares of such class to shares of another class, subject to the requirements set forth in Rule 18f-3.

     C.   Classes of Shares of the Fund

          (1) MORGAN STANLEY MONEY MARKET, MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET AND MORGAN STANLEY TAX-FREE MONEY MARKET FUNDS SHARES. The Money Funds have a class of shares that are not designated as any class ("Money Fund Shares").

               SALES LOADS. Money Fund Shares are offered at net asset value without any sales charge assessed at time of purchase ("front-end sales charge").

               12b-1 FEES. Money Fund Shares are subject to a distribution fee equal to .25% of the average daily net assets of the Money Fund Shares. The distribution fee is paid for distribution-related services to broker-dealers that have entered into dealer agreements with the Fund's Distributor ("Authorized Dealers") and that have effected sales of Money Fund Shares.

               EXCHANGE PRIVILEGES AND CONVERSION FEATURES. The Money Fund Shares are not exchangeable for any Class A, Class B or Class C Shares of the other Series. Money Fund Shares have no conversion features.

          (2) CLASS A SHARES. Each of the Non-Money Funds has a class of shares designated as its "Class A Shares."


               SALES LOADS. Class A Shares are offered with a maximum front-end sales charge of 4.75% of the offering price of the shares. The sales charge is reduced at four break points and purchases of $1 million or more are not subject to the front-end sales charge. However, a CDSC of 1.00% will be imposed in the event of redemption within 12 months following purchase on sales at net asset value (i.e., purchases of $1 million

----------------------(1)

registration fees incurred by a class of shares, (iv) SEC registration fees incurred by a class of shares, (v) expenses of administrative personnel and services as required to support the shareholders of a specific class, (vi) directors' fees or expenses incurred as a result of issues relating solely to a class of shares, (vii) account expenses relating solely to a class of shares, (viii) auditors' fees, litigation expenses, and legal fees and expenses relating solely to a class of shares, and (ix) expenses incurred in connection with shareholder meetings as a result of issues relating solely to a class of shares.

          or more.) This CDSC arrangement applies in lieu of the front-end sales charge on purchases of $1 million or more.

               The Distributor receives the sales charges and either retains such amounts (on shares sold through its investment representatives) or reallows all or a substantial part of such charges to Authorized Dealers that have effected sales of Class A Shares. The Distributor may make payments to Authorized Dealers in amounts up to 1.00% of the offering price in connection with purchases where no front-end sales charge is imposed because the purchase was in an amount of $1 million or more.

               Class A Shares purchased through the reinvestment of dividends and other distributions paid in respect of Class A Shares will also be Class A Shares, although such shares will not be subject to the front-end sales charge or 1.00% CDSC. However, such shares will be subject to the .25% distribution fee.

               12b-1 FEES. Class A Shares are subject to a distribution fee equal to .25% of the average daily net assets of Class A Shares. The distribution fee is paid for distribution-related services to Authorized Dealers that have effected sales of Class A Shares.

               EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares of each Series are exchangeable only for Class A Shares of the other Series. Class A Shares have no conversion feature.

          (3) CLASS B SHARES. Each of the Non-Money Funds has a class of shares designated as its "Class B Shares."

               SALES LOADS. Class B Shares are offered without the imposition of a front-end sales charge, but are subject to a maximum contingent deferred sales charge ("CDSC") of 5% for redemptions in the first year after purchase; the CDSC is reduced by one percent per year after the first, second, fourth, fifth and sixth years after purchase, decreasing to 0% after the sixth year. The CDSC is assessed as described in each Fund's prospectus and statement of additional information ("SAI"). No CDSC is imposed at the time of exchanges of Class B Shares to purchase Class B Shares of another Fund. The CDSC may be waived in certain instances as described in each Fund's prospectus and SAI.

               12b-1 FEES AND SERVICE FEES. Class B Shares are subject to a distribution fee of .75%, and a shareholder service fee of .25%, of the average daily net assets of the Class B Shares of the Series. The shareholder service fee is used to compensate the Distributor and other Authorized Dealers for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on shareholder investments.

               Shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B Shares will also be Class B Shares, although such shares will not be subject to the CDSC. However, such shares will be subject to the .75% distribution fee and the .25% service fee.

               EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares of each Series are exchangeable only for Class B Shares of other Series. Class B Shares automatically convert after the end of seven years to Class A Shares. The conversion feature is fully disclosed in each Fund's prospectus and SAI.

          (4) CLASS C SHARES. Each of the Non-Money Funds has a class of shares designated as its "Class C Shares."

               SALES LOADS. Class C Shares are offered at net asset value without any front-end sales charge, but are subject to a 1.00% CDSC on redemptions of such Class C Shares for a period of one year. The CDSC may be waived in certain instances as set forth in the Fund's prospectus.

               12b-1 FEES AND SERVICE FEES. Class C Shares are subject to a distribution fee of .75%, and a shareholder service fee of .25%, of the average daily net assets of the Class C Shares of the Series. The shareholder service fee is used to compensate the Distributor and other Authorized Dealers for services provided and expenses incurred maintaining shareholder accounts, responding to shareholder inquiries and providing information on shareholder investments.

               Shares purchased through the reinvestment of dividends and other distributions paid in respect of Class C Shares will also be Class C Shares, although such shares will not be subject to the CDSC. However, such shares will be subject to the .75% distribution fee and the .25% service fee.

               EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class C Shares of each Series are exchangeable only for Class C Shares of other Series. Class C Shares have no conversion feature.

III. EXPENSE ALLOCATIONS

          Expenses of each class created after the date hereof must be allocated as follows: (i) distribution and shareholder servicing payments associated with any Rule 12b-1 Plan or servicing agreement relating to each respective class of shares (including any costs relating to implementing such plans or any amendment thereto) will be borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class will be borne exclusively by that class; and (iii) Class Expenses relating to a particular class will be borne exclusively by that class.

          The methodology and procedures for calculating the net asset value and dividends and distributions of the various classes of shares of the Fund and the proper allocation of income and expenses among the various classes of shares of the Fund are required to comply with the Fund's internal control structure pursuant to applicable auditing standards, including Statement on Auditing Standards No. 55, and to be reviewed as part of the independent accountants' review of such internal control structure. The independent accountants' report on the Fund's system of internal controls required by Form N-SAR, Item 77B, is not required to refer expressly to the procedures for calculating the classes' net asset values.

                                                                       EXHIBIT A


                            MORGAN STANLEY FUND, Inc
                               18f-3 Exhibit Index
  Item No.
  --------

     1 Resolutions and appropriate Articles Supplementary and Certificates of Correction organized in reverse chronological order.


     2 Registrant's Articles of Amendment and Restatement filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-41294 and 811-7140), via EDGAR on October 4, 1995 are incorporated herein by reference.


     3 Registrant's Amended and Restated By-Laws filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-41294 and 811-7140), via EDGAR on October 4, 1995 are incorporated herein by reference.


     4(a) Registrant's Distribution Agreement with Van Kampen American Capital Distributors, Inc. ("VKAC") filed as an Exhibit to this Post-Effective Amendment No.18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), via EDGAR is incorporated herein by reference.

     4(b)      Registrant's Distribution Agreement between Registrant and
               Morgan Stanley & Co. Incorporated filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), via EDGAR on October 30, 1995 is incorporated herein by reference and is effective until the Distribution Agreement with VKAC takes effect.


     5(a) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for shares of the Money Market Funds (MS Money Market, MS Government Obligations Money Market and Tax-Free Money Market Funds) filed as an Exhibit to this Post-Effective Amendment No. 18 to

               Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), via EDGAR is incorporated herein by reference.

     5(b) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares filed as an Exhibit to this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), via EDGAR is incorporated herein by reference.

     5(c) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C Shares filed as an Exhibit to this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos.33- 51294 and 811-7140), via EDGAR is incorporated herein by reference.


     6 Registrant's Exemptive Order Application (the "Order") was initially filed with the SEC on October 29, 1992 under the Investment Company Act of 1940 and the Order (Release No. 19189) was granted on December 29, 1992.


The Prospectus dated January 1, 1997 relating to the MS Government Obligations Money Market, MS Money Market and MS Tax-Free Money Market Funds filed as a part of this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as supplemented and amended from time to time, is incorporated herein by reference.

The Prospectus dated January 1, 1997 relating to the MS Aggressive Equity, MS American Value, MS Equity Growth, MS Mid Cap Growth, MS U.S. Real Estate and MS Value filed as a part of this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as supplemented and amended from time to time, is incorporated herein by reference.

The Prospectus dated January 1, 1997 relating to the MS Asian Growth, MS Emerging Markets, MS Global Equity, MS Global Equity Allocation, MS International Magnum, MS Japanese Equity and MS Latin American Funds filed as part of this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as supplemented and amended from time to time, is incorporated herein by reference.

The Prospectus dated January 1, 1997 relating to the MS Emerging Markets Debt, MS Global Fixed Income, MS High Yield and MS Worldwide High Income Funds filed as a part of this Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as supplemented and amended from time to time, is incorporated herein by reference.

The Prospectus currently undated relating to the MS Growth and Income and MS European Equity Funds filed as part of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140) on October 18, 1996, as supplemented and amended from time to time, is incorporated herein by reference.

                                                                          ITEM 1
DECEMBER 12, 1996

MORGAN STANLEY GLOBAL EQUITY FUND, MORGAN STANLEY EMERGING MARKETS DEBT FUND, MORGAN STANLEY EQUITY GROWTH FUND, MORGAN STANLEY MID CAP GROWTH FUND AND MORGAN STANLEY VALUE FUND

Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund and Morgan Stanley Equity Growth Fund are collectively referred to as the "Additional MSAM Funds". Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Value Fund are collectively referred to as the "MAS Funds".


AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF ARTICLES SUPPLEMENTARY TO AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AUTHORIZATION TO FILE ARTICLES SUPPLEMENTARY

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that MSF is authorized to issue is hereby increased from 21,750,000,000 to 27,375,000,000;

FURTHER RESOLVED, that MSF is hereby authorized to designate and classify the following additional classes of shares:


                                                                       NUMBER OF SHARES OF COMMON STOCK
NAME OF CLASS                                                          CLASSIFIED AND ALLOCATED
-------------                                                          ------------------------
Morgan Stanley Global Equity Fund-Class A. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Global Equity Fund-Class B. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Global Equity Fund-Class C. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund-Class A. . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund-Class B. . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund-Class C. . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Mid Cap Growth Fund-Class A . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Mid Cap Growth Fund-Class B . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Mid Cap Growth Fund-Class C . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund-Class A. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund-Class B. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund-Class C. . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund-Class A  . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund-Class B  . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund-Class C. . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares




FURTHER RESOLVED, that the Articles Supplementary to MSF's Amended and Restated Articles of Incorporation, in substantially the form presented to this meeting, be, and they hereby are, approved and adopted; and

FURTHER RESOLVED, that the proper officers of MSF be, and each of them hereby is, authorized and directed to cause such Articles Supplementary to be filed with the State of Maryland.

APPROVAL OF VKAC DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION (ALL NEW
FUNDS)

FURTHER RESOLVED, that the Distribution Agreement dated as of January 1, 1997 between MSF and VKAC, in substantially the form presented to this meeting, be, and it hereby is, approved and adopted as the Distribution Agreement for the Shares of the Additional MSAM Funds and the MAS Funds, respectively.

FURTHER RESOLVED, that the proposed Plans of Distribution under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), for each class of the Shares of the Additional MSAM Funds and the MAS Funds (the "Plans") in substantially the forms attached hereto have been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act to be reasonably likely to benefit MSF, the Additional MSAM Funds and the MAS Funds, and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Board of Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.


DECEMBER 12, 1996

RULE 18f-3 PLAN REVISION

APPROVAL OF REVISION OF RULE 18f-3 PLAN
 (MORGAN STANLEY FUND, INC. AND MORGAN STANLEY INSTITUTIONAL FUND, INC.)

RESOLVED, that the revision of the Rule 18f-3 Plan of the Fund in substantially the form presented to this meeting of the Board of Directors be, and it hereby is, approved, adopted and confirmed and that the appropriate officers of the Fund be, and they hereby are, authorized and directed to file such Rule 18f-3 Plan as revised hereby with any regulatory body as said officers shall deem necessary or appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.


DECEMBER 12, 1996

ARTICLES SUPPLEMENTARY TO THE ARTICLES OF AMENDMENT AND RESTATEMENT


     MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.
     SECOND, The Board of Directors of the Corporation, at a meeting duly held on December12, 1996 adopted a resolution increasing the total number of shares of stock that the Corporation shall have the authority to issue from twenty-one billion seven hundred fifty million (21,750,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-one million seven hundred fifty thousand dollars ($21,750,000) and designated and classified as follows:



                                                                                    NUMBER OF SHARES OF
                                                                                  COMMON STOCK CLASSIFIED
NAME OF CLASS                                                                        AND ALLOCATED
-------------                                                                     ------------------------
Morgan Stanley Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .  2,000,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class A . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley European Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley European Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley European Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares



Morgan Stanley Growth and Income Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley High Yield Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley High Yield Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley High Yield Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Tax-Free Income Money
     Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2,000,000,000 shares
Morgan Stanley Government Obligations
     Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2,000,000,000 shares to twenty-seven billion three hundred seventy-five million (27,375,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-seven million three hundred and seventy-five thousand dollars ($27,375,000), designating and classifying five additional investment funds, each offering Class A shares, Class B shares and Class C shares of common stock, so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:



                                                                                 NUMBER OF SHARES OF
                                                                                 COMMON STOCK CLASSIFIED
NAME OF CLASS                                                                        AND ALLOCATED
-------------                                                                    -----------------------
Morgan Stanley Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .  2,000,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class A . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley American Value Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Latin American Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley European Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley European Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley European Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares



Morgan Stanley Growth and Income Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley High Yield Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley High Yield Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley High Yield Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Tax-Free Income Money
     Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2,000,000,000 shares
Morgan Stanley Government Obligations
     Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,000,000,000 shares
Morgan Stanley Global Equity Fund
     -Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity Fund
     -Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Global Equity Fund
     -Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    375,000,000 shares



Morgan Stanley Mid Cap Growth Fund
     -Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     -Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     -Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund
     -Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund
     -Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares
Morgan Stanley Value Fund
     -Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      375,000,000 shares

     THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement to the Articles of Incorporation.
     FOURTH: The description of the shares designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

JULY 16, 1996


MORGAN STANLEY MONEY MARKET FUND, MORGAN STANLEY TAX-FREE MONEY MARKET FUND AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND

AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF ARTICLES SUPPLEMENTARY TO AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AUTHORIZATION TO FILE ARTICLES SUPPLEMENTARY

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that MSF is authorized to issue is hereby increased from 16,750,000,000 to 21,750,000,000;

FURTHER RESOLVED, that from such increased amount, one billion (1,000,000,000) shares be added to the one billion shares previously authorized for the Morgan Stanley Money Market; and

FURTHER RESOLVED, that MSF is hereby authorized to designate and classify the following additional classes of shares:

                                             Number of Shares of Common Stock
     Name of Class                           Classified and Allocated
     -------------                           ------------------------

Morgan Stanley Tax-Free Money Market Fund    2,000,000,000 shares
Morgan Stanley Government
    Obligations Money Market Fund            2,000,000,000 shares


FURTHER RESOLVED, that the Articles Supplementary to MSF's Amended and Restated Articles of Incorporation, in substantially the form presented to this meeting, be, and they hereby are, approved and adopted; and

FURTHER RESOLVED, that the proper officers of MSF be, and each of them hereby is, authorized and directed to cause such Articles Supplementary to be filed with the State of Maryland.


APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between MSF and Morgan Stanley & Co. Incorporated, are hereby deemed to encompass the Shares of common stock, par value $.001 per share, of the Additional Portfolios.

FURTHER RESOLVED, that the proposed Plans of Distribution for the Shares of the Additional Portfolios (the "Plans") in substantially the forms attached hereto have been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to be reasonably likely to benefit MSF, the Additional Portfolios and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.

APRIL 22, 1996


MORGAN STANLEY U.S. REAL ESTATE FUND, MORGAN STANLEY HIGH YIELD FUND, MORGAN STANLEY INTERNATIONAL MAGNUM FUND AND MORGAN STANLEY JAPANESE EQUITY FUND

APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

MORGAN STANLEY FUND, INC.

RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 and as amended at this meeting, between MSF and MS&Co., are hereby deemed to encompass the Class A, Class B and Class C shares of common stock, par value $.001 per share, of the Additional Portfolios.

FURTHER RESOLVED, that each of the proposed Plans of Distribution (the "Plans") in substantially the forms attached hereto as Annex C, with each Plan relating to a separate class of the Additional Portfolios, has been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to be reasonably likely to benefit MSF, the Additional Portfolios and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.


AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF ARTICLES SUPPLEMENTARY AND AUTHORIZATION TO FILE SUCH ARTICLES SUPPLEMENTARY

MORGAN STANLEY FUND, INC.

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that MSF is authorized to issue is hereby increased from thirteen billion three hundred seventy-five million (13,375,000,000) to seventeen billion eight hundred seventy-five million (17,875,000,000) and that MSF is hereby authorized to designate and classify the following classes of the Additional Portfolios:

                                           Number of Shares of Common Stock
Name of Class                              Classified and Allocated
-------------                              ------------------------
U.S. Real Estate Fund - Class A                        375,000,000 shares
U.S. Real Estate Fund - Class B                        375,000,000 shares
U.S. Real Estate Fund - Class C                        375,000,000 shares
High Yield Fund - Class A                              375,000,000 shares
High Yield Fund - Class B                              375,000,000 shares
High Yield Fund - Class C                              375,000,000 shares
International Magnum Fund - Class A                    375,000,000 shares
International Magnum Fund - Class B                    375,000,000 shares
International Magnum Fund - Class C                    375,000,000 shares
Japanese Equity Fund - Class A                         375,000,000 shares
Japanese Equity Fund - Class B                         375,000,000 shares
Japanese Equity Fund - Class C                         375,000,000 shares

FURTHER RESOLVED, that the proper officers of MSF be, and each of them hereby is, authorized and directed to cause Articles Supplementary to the Amended and Restated Articles of Incorporation of MSF to be filed with the State of Maryland to effect the purposes of the foregoing resolutions.

SEPTEMBER 20, 1995

MORGAN STANLEY AGGRESSIVE EQUITY FUND

APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between the Fund and Morgan Stanley & Co. Incorporated, are hereby deemed to encompass the Class A, Class B and Class C shares of common stock, par value $.001 per share, of the Morgan Stanley Aggressive Equity Fund (the "Aggressive Equity Fund").

FURTHER RESOLVED, that each of the proposed Plans of Distribution (the "Plans") in substantially the forms attached hereto as Annex B, with each Plan relating to a separate class of the Aggressive Equity Fund, has been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to be reasonably likely to benefit the Fund, the Aggressive Equity Fund and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.


AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BY-LAWS AND AUTHORIZATION TO FILE SUCH ARTICLES

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that Morgan Stanley Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 12,250,000,000 to 13,375,000,000 and that the Fund is hereby authorized to designate and classify the following classes of the Morgan Stanley Aggressive Equity Fund (the "Aggressive Equity Fund"):


                                               Number of Shares of Common Stock
Name of Class                                      Classified and Allocated
-------------                                      ------------------------
Aggressive Equity Fund - Class A                       375,000,000 shares
Aggressive Equity Fund - Class B                       375,000,000 shares
Aggressive Equity Fund - Class C                       375,000,000 shares;

FURTHER RESOLVED, that the Fund's Articles of Incorporation, as supplemented to date, be amended and restated to effect the purposes of the foregoing resolution and all previous supplements;

FURTHER RESOLVED, that the Fund's Amended and Restated Articles of Incorporation and the Fund's Restated By-Laws, in substantially the form attached hereto as Annex D, be, and they hereby are, approved and adopted; and

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, authorized and directed to cause such Articles to be filed with the State of Maryland.

JUNE 28, 1995

MORGAN STANLEY INTERNATIONAL MAGNUM FUND

APPROVAL OF DISTRIBUTION AGREEMENTS AND PLANS OF DISTRIBUTION

MORGAN STANLEY FUND, INC. - INTERNATIONAL MAGNUM FUND (THE "FUND')

RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between the Fund and Morgan Stanley & Co. Incorporated, are hereby deemed to encompass the Class A, Class B and Class C shares of common stock, par value $.001 per share, of the International Magnum Fund.

FURTHER RESOLVED, that each of the proposed Plans of Distribution (the "Plans") in substantially the forms attached hereto as ANNEX III, with each Plan relating to a separate class of the International Magnum Fund, has been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, to be reasonably likely to benefit the Fund, the International Magnum Fund and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.


AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BY-LAWS AND AUTHORIZATION TO FILE SUCH ARTICLES

MORGAN STANLEY FUND, INC. - INTERNATIONAL MAGNUM FUND

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that the Fund is authorized to issue is hereby increased from 11,125,000,000 to 12,250,000,000 and that the Fund is hereby authorized to designate and classify the following classes of the Morgan Stanley International Magnum Fund (the "International Magnum Fund"):

                                               Number of Shares of Common Stock
Name of Class                                  Classified and Allocated
-------------                                  ------------------------
International Magnum Fund - Class A            375,000,000 shares
International Magnum Fund - Class B            375,000,000 shares
International Magnum Fund - Class C            375,000,000 shares;


FURTHER RESOLVED, that the Fund's Articles of Incorporation, as supplemented to date, be amended and restated to effect the purposes of the foregoing resolution and all previous supplements;

FURTHER RESOLVED, that the Fund's Restated Articles of Incorporation and the Fund's Restated By-Laws, in substantially the form attached hereto as ANNEX V, be, and they hereby are, approved and adopted; and

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, authorized and directed to cause such Articles to be filed with the State of Maryland.

MARCH 23, 1995

UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF MORGAN STANLEY FUND, INC. Changing class B shares to class C shares and designating additional shares titled class B shares increasing shares from 7,750,000,000 to 11,125,000,000 effective May 1, 1995.


The undersigned, being all the members of the Board of Directors of Morgan Stanley Fund, Inc., a Maryland corporation (the "Fund"), do hereby adopt the following resolutions, pursuant to Section 2-408(c) of the General Corporation Law of the State of Maryland, by written consent without a meeting, with full force and effect as if adopted by the unanimous affirmative vote of the Board of Directors at a duly constituted meeting:

RESOLVED, that, effective May 1, 1995, the name of the Fund's Class B shares of common stock, par value $.001 per share, shall be changed to Class C shares and the total number of shares of stock that the Fund shall have the authority to issue shall be increased from 7,750,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $7,750,000 and designated and classified until May 1, 1995 as follows:

          Morgan Stanley Money Market Fund                 1,000,000,000 shares
          Morgan Stanley Global Equity
               Allocation Fund - Class A                     375,000,000 shares
          Morgan Stanley Global Equity
               Allocation Fund - Class B                     375,000,000 shares
          Morgan Stanley Global Fixed Income
               Fund - Class A                                375,000,000 shares
          Morgan Stanley Global Fixed Income
               Fund - Class B                                375,000,000 shares
          Morgan Stanley Asian Growth Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Asian Growth Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley American Value Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley American Value Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Worldwide High Income Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Worldwide High Income Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Emerging Markets Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Emerging Markets Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Latin American Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Latin American Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley European Equity Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley European Equity Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Growth and Income Fund
               - Class A                                     375,000,000 shares

          Morgan Stanley Growth and Income Fund
               - Class B                                     375,000,000 shares

to 11,125,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $11,125,000; and that, effective May 1, 1995, one additional class of shares that shall be designated as new Class B shares, for each of nine of the series investment funds (the "Investment Funds") of the Fund shall be designated as set forth below so that the common stock, par value $.001 per share, of the Fund authorized to be issued shall be designated and classified as follows:

          Morgan Stanley Money Market Fund                 1,000,000,000 shares
          Morgan Stanley Global Equity
               Allocation Fund - Class A                     375,000,000 shares
          Morgan Stanley Global Equity
               Allocation Fund - Class B                     375,000,000 shares
          Morgan Stanley Global Equity
               Allocation Fund - Class C                     375,000,000 shares
          Morgan Stanley Global Fixed Income
               Fund - Class A                                375,000,000 shares
          Morgan Stanley Global Fixed Income
               Fund - Class B                                375,000,000 shares
          Morgan Stanley Global Fixed Income
               Fund - Class C                                375,000,000 shares
          Morgan Stanley Asian Growth Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Asian Growth Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Asian Growth Fund
               - Class C                                     375,000,000 shares
          Morgan Stanley American Value Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley American Value Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley American Value Fund
               - Class C                                     375,000,000 shares
          Morgan Stanley Worldwide High Income Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Worldwide High Income Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Worldwide High Income Fund
               - Class C                                     375,000,000 shares
          Morgan Stanley Emerging Markets Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Emerging Markets Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Emerging Markets Fund
               - Class C                                     375,000,000 shares
          Morgan Stanley Latin American Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Latin American Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Latin American Fund
               - Class C                                     375,000,000 shares

          Morgan Stanley European Equity Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley European Equity Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley European Equity Fund
               - Class C                                     375,000,000 shares
          Morgan Stanley Growth and Income Fund
               - Class A                                     375,000,000 shares
          Morgan Stanley Growth and Income Fund
               - Class B                                     375,000,000 shares
          Morgan Stanley Growth and Income Fund
               - Class C                                    375,000,000 shares;

FURTHER RESOLVED, that the proper officers of the Fund are hereby authorized to file articles supplementary to the Fund's Articles of Incorporation, as previously supplemented, to effectuate the renaming of the current Class B shares to Class C shares and the designation of the new Class B shares as set forth above.

FURTHER RESOLVED, that the proper officers of the Fund are hereby authorized to issue ten shares of common stock of the new Class B shares of each of the nine Investment Funds of the Fund as set forth above to Morgan Stanley Asset Management Inc. ("MSAM") upon payment by MSAM of $100 for the ten Class B shares of each such Investment Fund, respectively;

FURTHER RESOLVED, that the continuous issuance, sale and delivery of the new Class B shares of the foregoing nine Investment Funds of the Fund (subject to the number of such shares authorized in the Fund's charter, as amended and supplemented from time to time) are hereby authorized to be issued for consideration equal to the net asset value thereof determined as provided in such Investment Funds' prospectuses, but not less than the par value thereof and that such shares, when so issued, shall be validly issued, fully paid and nonassessable; and that the officers of the Fund are hereby authorized and directed to take or cause to be taken all actions they may deem to be necessary or desirable in connection with such continuous issuance, sale and delivery subject to the Fund's Distribution Agreement and through the Distributor thereunder, the taking of such action to establish conclusively such officer's authority therefor and the necessity and appropriateness thereof and the approval and ratification thereof by the Fund;

FURTHER RESOLVED, that any actions taken prior to the date of this unanimous consent by the proper officers of the Fund with respect to the renaming of the current Class B shares of the Fund as Class C shares of the Fund and the creation of new Class B shares of the Fund, be and they hereby are, ratified, confirmed and approved; and that said officers be, and each of them hereby is, authorized and directed to take any and all actions in the name and on behalf of the Fund as shall be necessary or appropriate in connection with the establishment and registration of such Class B shares, including, but not limited to, causing a prospectus or prospectuses and statement of additional information to be drafted, the taking of such action to establish conclusively such officer's authority therefor and the necessity and appropriateness thereof and the approval and ratification thereof by the Fund;

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, specifically authorized and directed to execute, in the name and on behalf of the Fund, and to file, Post-Effective Amendment No. 8 under the Securities Act of 1933, as amended (the "1933 Act") and Amendment No. 10 under the Investment Company Act of 1940, as amended (the "1940 Act") to the Fund's Registration Statement on Form N-1A (File No. 33-51294) (collectively, the "Registration Statement") relating to the renaming of the current Class B shares as Class C shares and the creation of the new Class B shares effective on May 1, 1995, and all necessary exhibits and other instruments relating thereto, and the procurement of all other necessary signatures thereon, and the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act, and that the proper officers of the Fund be, and they hereby are, authorized and directed to appear, together with legal counsel, on behalf of the Fund before the Commission in connection with any matter relating to the Registration Statement;

FURTHER RESOLVED, that it is desirable and in the best interest of the Fund that the Fund's shares that are renamed Class C shares and the new Class B shares be qualified or registered for sale in various states; that any officer of the Fund be, and each of them hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all of or such part of such renamed Class C shares and new Class B shares that said officer may deem advisable; that each such officer be, and hereby is, authorized to take any and all actions that he or she may deem necessary or advisable in order to effect the registration or qualification (or exemption therefrom) of such renamed Class C shares and new Class B shares under the "Blue Sky" or securities laws of any of the states of the United States of America and any and all actions that he or she may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute, acknowledge, verify, deliver, file or cause to be published all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and to take any and all further action which they may deem necessary or advisable in order to maintain any such registration or qualification for as long as they deem necessary or for exemption as required by law; and that the execution by any such officer of any such paper or document or the doing by them of any act in connection with the foregoing matters shall establish conclusively his or her authority therefor from the Fund and the approval and ratification by the Fund of papers and documents so executed and the action so taken;

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by such officer or officers within the purposes and terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized deeds of the Fund, the taking of such action to establish conclusively such officer's authority therefor and the necessity and appropriateness thereof, and the approval and ratification thereof by the Fund; and

FURTHER RESOLVED, that this consent may be executed in one or more counterparts, each of which shall be deemed an original, and when taken together shall constitute one and the same instrument.

MARCH 7, 1995

APPROVAL OF RULE 18f-3 PLAN


RESOLVED, that the Board of Directors hereby determines, in the exercise of its reasonable business judgment and in light of its fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that the Fund should rely on Rule 18f-3 rather than its Multi-Class exemptive order and that the Rule 18f-3 Multiple Class Plan (the "Multiple Class Plan") of the Fund, in substantially the form presented at this meeting of the Board of Directors, is in the best interests of each class of the Fund individually and the Fund as a whole, taking into account, among other things, the relationship among the classes and the potential conflicts of interest among the classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights; and further


RESOLVED, that the Multiple Class Plan be, and it hereby is, approved and adopted by the Board of Directors (all Directors voting) and separately by the "non-interested" Directors, as defined in the 1940 Act.

APRIL 15, 1994


ARTICLES SUPPLEMENTARY TO REGISTRANT'S ARTICLES OF INCORPORATION changing the name of "MS Latin American Equity Fund" to "MS Latin American Fund".


MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
          FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.
          SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on February 15, 1994 adopted a resolution increasing the total number of shares of stock which the Corporation shall have the authority to issue from 4,750,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $4,750,000 designated and classified as follows:

Morgan Stanley Money Market Fund                           1,000,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund - Class A                          375,000,000 shares
Morgan Stanley Global Fixed Income
          Fund - Class A                                     375,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund - Class B                          375,000,000 shares
Morgan Stanley Global Fixed Income
          Fund - Class B                                     375,000,000 shares
Morgan Stanley Asian Growth Fund
          - Class A                                          375,000,000 shares
Morgan Stanley Asian Growth Fund
          - Class B                                          375,000,000 shares
Morgan Stanley American Value Fund
          - Class A                                          375,000,000 shares
Morgan Stanley American Value Fund
          - Class B                                          375,000,000 shares
Morgan Stanley Worldwide High
          Income Fund - Class A                              375,000,000 shares
Morgan Stanley Worldwide High
          Income Fund - Class B                              375,000,000 shares

to 7,750,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $7,750,000 and designating four additional portfolios with Class A and Class B shares so that the common stock, par value $.001 per share of the Corporation authorized to be issued is designated and classified as follows:

Morgan Stanley Money Market Fund                           1,000,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund - Class A                          375,000,000 shares
Morgan Stanley Global Fixed Income
          Fund - Class A                                     375,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund - Class B                          375,000,000 shares
Morgan Stanley Global Fixed Income
          Fund - Class B                                     375,000,000 shares
Morgan Stanley Asian Growth Fund
          - Class A                                          375,000,000 shares

Morgan Stanley Asian Growth Fund
          - Class B                                          375,000,000 shares
Morgan Stanley American Value Fund
          - Class A                                          375,000,000 shares
Morgan Stanley American Value Fund
          - Class B                                          375,000,000 shares
Morgan Stanley Worldwide High Income Fund
          - Class A                                          375,000,000 shares
Morgan Stanley Worldwide High Income Fund
          - Class B                                          375,000,000 shares
Morgan Stanley Emerging Markets Fund
          - Class A                                          375,000,000 shares
Morgan Stanley Emerging Markets Fund
          - Class B                                          375,000,000 shares
Morgan Stanley Latin American Fund
          - Class A                                          375,000,000 shares
Morgan Stanley Latin American Fund
          - Class B                                          375,000,000 shares
Morgan Stanley European Equity Fund
          - Class A                                          375,000,000 shares
Morgan Stanley European Equity Fund
          - Class B                                          375,000,000 shares
Morgan Stanley Growth and Income Fund
          - Class A                                          375,000,000 shares
Morgan Stanley Growth and Income Fund
          - Class B                                          375,000,000 shares

          THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Amended Articles of Incorporation.
          FOURTH: The description of the shares designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Amended Articles of Incorporation.

FEBRUARY 15, 1994

MORGAN STANLEY EMERGING MARKETS FUND, MORGAN STANLEY LATIN AMERICAN EQUITY FUND, MORGAN STANLEY EUROPEAN EQUITY FUND, AND MORGAN STANLEY GROWTH AND INCOME FUND


Designation of new classes and approval of filing of articles supplementary adding the Morgan Stanley Emerging Markets Fund, the Morgan Stanley Latin American Equity Fund, the Morgan Stanley European Equity Fund and the Morgan Stanley Growth and Income


RESOLVED, that the total number of shares of common stock, par value $.001 per share, which the Morgan Stanley Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 4,750,000,000 to 7,750,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following classes of the Morgan Stanley Emerging Markets Fund, the Morgan Stanley Latin American Equity Fund, the Morgan Stanley European Equity Fund and the Morgan Stanley Growth and Income Fund (the "Additional Investment Funds"):



                                               NUMBER OF SHARES OF COMMON STOCK
NAME OF CLASS                                      CLASSIFIED AND ALLOCATED
-------------                                      ------------------------

Morgan Stanley Emerging Markets Fund - Class A        375,000,000 shares
Morgan Stanley Emerging Markets Fund - Class B        375,000,000 shares

Morgan Stanley Latin American Equity Fund - Class A   375,000,000 shares
Morgan Stanley Latin American Equity Fund - Class B   375,000,000 shares

Morgan Stanley European Equity Fund - Class A         375,000,000 shares
Morgan Stanley European Equity Fund - Class B         375,000,000 shares

Morgan Stanley Growth and Income Fund - Class A       375,000,000 shares
Morgan Stanley Growth and Income Fund - Class B       375,000,000 shares


Approval of distribution agreement and plans of distribution (additional investment funds only)

FURTHER RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between the Fund and Morgan Stanley & Co. Incorporated, are hereby deemed to encompass the Class A and Class B Shares of common stock, par value $.001 per share, of the Additional Investment funds;

FURTHER RESOLVED, that each of the proposed Plans of Distribution (the "Plans") in substantially the forms attached hereto as Annex II, with each Plan relating to a separate class of the Additional Investment Funds, has been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, to be reasonably likely to benefit the Fund, the Additional Investment Funds and their respective shareholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans have been determined to be comparable to expenditures for other similar funds;

FURTHER RESOLVED, that the Plans be, and each of the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.

DECEMBER 14, 1993

MORGAN STANLEY WORLDWIDE HIGH INCOME FUND


Designation of new classes and approval of filing of articles supplementary adding the Morgan Stanley Worldwide High Income Fund (the "additional investment fund")


          RESOLVED, that the total number of shares of common stock which the Morgan Stanley Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 4,000,000,000 to 4,750,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following Additional Investment Fund of the Fund:


                                              NUMBER OF SHARES OF
                                                COMMON STOCK
                                                 CLASSIFIED AND
NAME OF CLASS                                      ALLOCATED
-------------                                      ---------

Worldwide High Income Fund - Class A           375,000,000 shares
Worldwide High Income Fund - Class B           375,000,000 shares



Approval of distribution agreement and plans of distribution (additional investment fund only)


          RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between the Fund and Morgan Stanley & Co., Incorporated, are hereby deemed to encompass the Class A and Class B Shares of Morgan Stanley Worldwide High Income Fund;

          FURTHER RESOLVED, that the proposed Plans of Distribution (the "Plans") in substantially the forms attached hereto as Annex II, with each plan relating to a separate class of the Additional Investment Fund, are determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended, to be reasonably likely to benefit the Fund, the Worldwide Fund and their shareholders;

          FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans are comparable to expenditures for other similar funds;

          FURTHER RESOLVED, that the Plans be, and the same hereby are, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.

SEPTEMBER 20, 1993


NAME CHANGE WITH RESPECT TO MORGAN STANLEY SMALL CAP VALUE EQUITY FUND

RESOLVED, that the name of the Morgan Stanley Small Cap Value Equity Fund be, and it hereby is, changed to Morgan Stanley American Value Fund and that the proper officers of the Fund be, and each of them hereby is, authorized and directed to prepare, execute and file articles supplementary to the Fund's Amended Articles of Incorporation to effectuate the name change;

FURTHER RESOLVED, that the proper officers of the Fund be, and they hereby are, authorized in the name and on behalf of the Fund, to take any and all action which they may deem necessary or advisable, including making any filings with the Securities and Exchange Commission and any state securities administration, in order to maintain registration or qualification of such investment fund's shares or any exemption from registration or qualification.

APRIL 28, 1993

ARTICLES SUPPLEMENTARY TO REGISTRANT'S ARTICLES OF INCORPORATION
CHANGING THE NAME OF "MS ASIAN EQUITY FUND" TO THE "MS ASIAN GROWTH FUND".

          MORGAN STANLEY FUND, INC., a Maryland Corporation (the "Corporation"), pursuant to Section 2-208 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:


          FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

          SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on April 7, 1993 adopted a resolution changing the name of a portfolio of the Corporation, namely the Morgan Stanley Asian Equity Fund to the Morgan Stanley Asian Growth Fund, so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:


Morgan Stanley Money Market Fund                           1,000,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund- Class A                           375,000,000 shares
Morgan Stanley Fixed Income
          Fund- Class A                                      375,000,000 shares
Morgan Stanley Global Equity
          Allocation Fund- Class B                           375,000,000 shares
Morgan Stanley Fixed Income
          Fund- Class B                                      375,000,000 shares
Morgan Stanley Asian Growth Fund
          -Class A                                           375,000,000 shares
Morgan Stanley Asian Growth Fund
          -Class B                                           375,000,000 shares
Morgan Stanley Small Cap Value Equity
          Fund- Class A                                      375,000,000 shares
Morgan Stanley Small Cap Value Equity
          Fund- Class B                                      375,000,000 shares

          THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Amended Articles of Incorporation.
          FOURTH: The description of the shares designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qulaifications and terms and conditions of redemption is as set forth in the Amended Articles of Incorporation.

APRIL 8, 1993

MORGAN STANLEY SMALL CAP VALUE FUND AND MORGAN STANLEY ASIAN EQUITY FUND

DESIGNATION OF NEW CLASSES AND APPROVAL AND THE MORGAN STANLEY SMALL CAP VALUE FUND AND MORGAN STANLEY ASIAN EQUITY FUND (THE "INVESTMENT FUNDS")

RESOLVED, that the total number of shares of common stock which Morgan Stanley Fund, Inc. ("Fund") is authorized to issue is hereby increased from 2,500,000,000 to 4,000,000,000 and that the Company is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following Additional Funds of the
Company:


                                                    Number of Shares of
                                                    Common Stock Classified
Name of Class                                         and Allocated
--------------                                        --------------
Morgan Stanley Asian Equity Fund - Class A            375,000,000 shares

Morgan Stanley Asian Equity Fund - Class B            375,000,000 shares

Morgan Stanley Small Cap Value Equity Fund
   - Class A                                          375,000,000 shares

Morgan Stanley Small Cap Value Equity Fund
  - Class B                                          375,000,000 shares


APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION (INVESTMENT FUNDS
ONLY)

RESOLVED, that the terms and conditions of the Distribution Agreement dated November 17, 1992 between the Fund and Morgan Stanley & Co., Incorporated (herein, "Morgan Stanley" or the "Distributor") are hereby deemed to encompass the Class A and Class B Shares of Morgan Stanley Asian Equity Fund and Morgan Stanley Small Cap Value Equity Fund.

FURTHER RESOLVED, that the Fund shall enter into an amendment to the MSAM Agreement encompassing the additional Investment Funds in substantially the form attached hereto as Annex II and that the officers of the Fund are hereby authorized and any one or more of them is directed to execute such amendment to the MSAM Agreement;

FURTHER RESOLVED, that the proposed Plans of Distribution (the "Plans") substantially in the forms attached hereto as Annex III, with each plan relating to a separate class of each additional Investment Fund, are determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended, to be reasonably likely to benefit the Fund and its shareholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans are comparable to expenditures for other similar funds;

FURTHER RESOLVED, that the Plans be, and the same hereby are, approved.

NOVEMBER 19, 1992

ARTICLES SUPPLEMENTARY TO THE ARTICLES OF INCORPORATION
CREATING CLASS A AND B SHARES

          MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
          FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.
          SECOND, The names of the classes and the number of shares of common stock, par value $.001 per share (the "Common Stock"), initially classified and allocated in the Amended Articles of Incorporation were as follows:

                                              Number of Shares of Common Stock
     Name of Class                           Initially Classified and Allocated
     -------------                           ----------------------------------

Morgan Stanley Money Market Fund                    1,000,000,000 shares
Morgan Stanley Global Equity Allocation Fund        750,000,000 shares
Morgan Stanley Global Fixed Income Fund             750,000,000 shares

The Board of Directors of the Corporation at a meeting duly convened and held on November 17, 1992 adopted a resolution changing the designation and classification of the Common Stock as follows:

Morgan Stanley Money Market Fund                    1,000,000,000 shares
Morgan Stanley Global Equity Allocation Fund
          -Class A                                  375,000,000 shares
Morgan Stanley Global Fixed Income Fund
          -Class A                                  375,000,000 shares
Morgan Stanley Global Equity Fund
          -Class B                                  375,000,000 shares
Morgan Stanley Global Fixed Income Fund
          -Class B                                  375,000,000 shares

          THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105
(c) of the MGCL and the Corporation's Amended Articles of Incorporation.
          FOURTH: The description of the shares designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Amended Articles of Incorporation.

NOVEMBER 17, 1992

DESIGNATION OF CLASSES: A AND B SHARES

RESOLVED, that in accordance with the authority granted to the Board of Directors of Morgan Stanley Fund, Inc (the "Fund") pursuant to Article V,
Section 3 of the Fund's Amended Articles of Incorporation, the Fund shall have five classes of shares of common stock, par value $.001 per share (the "Common Stock"), designated as follows and with the number of shares in such classes as set forth opposite such classes as follows:


                                                   Number of Shares of Common
     Name of Class                               Stock Classified and Allocated
     -------------                               ------------------------------
Morgan Stanley Money Market Fund                     1,000,000,000

Morgan Stanley Global Equity Allocation Fund
          -Class A                                   375,000,000

Morgan Stanley Global Equity Allocation Fund
          -Class B                                   375,000,000

Morgan Stanley Fixed Income Fund
          -Class A                                   375,000,000

Morgan Stanley Fixed Income Fund
          -Class B                                   375,000,000

FURTHER RESOLVED, that the proper officers of the Fund be, and they hereby are, authorized and directed in the name and on behalf of the Fund to make all appropriate filings with the Securities and Exchange Commission (the "Commission") with respect to the establishment of such new classes of shares, the related Distribution Agreement and Plans of Distribution under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), approved at this meeting by this Board of Directors, including, if they deem it necessary or appropriate, supplements and post-effective amendments under the Securities Act of 1933 (the "1933 Act") and under the 1940 Act to the Fund's Registration Statement on Form N-1A (Registration No. 33-51294), and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), procuring all other necessary signatures thereon, and filing the appropriate exhibits thereto with the Commission under the 1933 Act and the 1940 Act;

FURTHER RESOLVED, that the proper officers of the Fund be, and they hereby are, authorized jointly and severally and directed to file with the State of Maryland such amendments or supplements to the Fund's Amended Articles of Incorporation (the "Articles") as are necessary or appropriate to amend or supplement the Articles to designate, classify and allocate the shares of Common Stock as provided in the foregoing resolutions; and

FURTHER RESOLVED, that the proper officers of the Fund be, and they hereby are, authorized and directed in the name and on behalf of the Fund, to take any other action that the officer so acting may deem necessary or appropriate in connection with the establishment and registration of the classes of Common Stock of the Fund, the taking of any such action to establish conclusively such officer's authority therefore and the approval and ratification thereof by the Fund.

NOVEMBER 17, 1992

MONEY MARKET PORTFOLIO, GLOBAL ACTIVE COUNTRY ALLOCATION PORTFOLIO, AND GLOBAL FIXED INCOME PORTFOLIO

Approval For:

                                                  Number of Shares of Common
Name of Class                                     Stock Classified and Allocated
-------------                                     ------------------------------

Money Market Portfolio                              1,000,000,000
Global Active Country Allocation Portfolio        750,000,000,000
Global Fixed Income Portfolio                     750,000,000,000


APPROVAL OF DISTRIBUTION AGREEMENT, PLANS OF DISTRIBUTION

          RESOLVED, that the proposed Distribution Agreement between the Fund and Morgan Stanley & Co. Incorporated for distribution of the Fund's shares be, and the same hereby is, approved, in substantially the form presented to this meeting, and that the appropriate officers of the Fund be, and they hereby are, authorized and directed to enter into and execute such Distribution Agreement with such modifications as said officers shall deem necessary or appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body;

          FURTHER RESOLVED, that the continuous issuance, sale and delivery of an indefinite number of shares of the Fund's portfolios (subject to the number of shares authorized in the Fund's charter) is hereby authorized provided that such shares will be when issued for consideration at least equal to the part value thereof, validly issued, fully paid and nonassessable; and that the officers of the Fund are hereby authorized and directed to take or cause to be taken all actions them may deem necessary or desirable in connection with such continuous issuance, sale and delivery subject to the Distribution Agreement and through the Distributor thereunder;

          FURTHER RESOLVED, that the proposed Plans of Distribution (the "Plans"), with each plan relating to a separate investment portfolio of the Fund, are determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended, to be reasonably likely to benefit the Fund and its shareholders;

          FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans are comparable to expenditures for other similar funds;

          FURTHER RESOLVED, that the Plans be, and the same hereby are, approved; and


          FURTHER RESOLVED, that, if required by the Staff of the Securities and Exchange Commission, each Plan be submitted to the shareholders of the relevant investment portfolio of the Fund at the first regular or special meeting for their approval and ratification.